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Prospectus Supplement*
November 22, 1996
Variable Universal Life Policy - New York (Flexible Premium
Variable Life Insurance Policy) S-6171 U (6/96)

The following information adds to and modifies the disclosure of the prospectus dated April 30, 1996. THIS PROPSECTUS NOW ALSO MUST BE ACCOMPANIED OR PRECEDED BY THE PROSPECTUSES FOR AIM VARIABLE
INSURANCE FUNDS, INC. AND PUTNAM CAPITAL MANAGER TRUST.

The following two subaccounts are added to the IDS Life Variable
Life Separate Account which invest in two new funds:
      Subaccount      invests exclusively in shares of
      YGI             AIM V.I. Growth and Income Fund
      YNO             PCM New Opportunities Fund

The subaccounts now invest in the following Funds:
      IDS Life Series Fund Equity Portfolio
      IDS Life Series Fund Income Portfolio
      IDS Life Series Fund Money Market Portfolio
      IDS Life Series Fund Managed Portfolio
      IDS Life Series Fund Government Securities Portfolio
      IDS Life Series Fund International Equity Portfolio
      AIM V.I. Growth and Income Fund
      PCM New Opportunities Fund

The two new funds have the following investment objectives:

AIM V.I. Growth and Income Fund
Objective: to seek growth of capital, with current income as a secondary objective. The fund seeks to achieve its objective by investing primarily in dividend-paying common stocks which have prospects for both growth of capital and dividend income.

PCM New Opportunities Fund
Objective: long-term capital appreciation. Invests principally in common stocks of companies in sectors of the economy that management believes possess above-average, long-term growth potential.

IDS Life Insurance Company is the investment manager, American Express Financial Corporation is the investment advisor and American Express Trust Company acts as custodian of the investments of the IDS Life Series Fund. A I M Advisors, Inc. is the investment manager of the AIM V.I. Growth and Income Fund. Putnam Investment Management, Inc. is the investment manager of the PCM New Opportunities Fund.

All funds are available to serve as the underlying investment for variable life insurance, and some funds are available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts, variable annuity separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any
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material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity and qualified plan separate accounts, the variable life insurance policyholders would not bear any expenses associated with establishing separate funds.

Relationship between the funds and the subaccounts
Shares of the IDS Life Series Fund are sold only to fund life insurance benefits under variable life insurance policies issued by IDS Life and IDS Life Insurance Company of New York ("IDS Life of New York"). Currently IDS Life Series Fund shares are sold only to:
o     the respective subaccounts of the variable account;
o     IDS Life Variable Account for Smith Barney;
o     IDS Life of New York Account 7; and
o     IDS Life of New York Account 8.

Shares of AIM V.I. Growth and Income Fund and PCM New Opportunities Fund serve as the underlying investments for variable life insurance contracts and variable annuities issued by IDS Life, IDS Life of New York and other insurance companies and for qualified plans.

Rates of return of the new subaccounts
Average annual rates of return, for the periods ending Sept. 30, 1996, in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. These performance figures are calculated on the basis of historical performance of the funds. These figures show what the performance of the subaccounts would have been if these subaccounts had existed during the illustrated periods.

Subaccount   Investment      1 Year   3 Years   5 Years   Since Inception*
YGI          AIM V.I.        12.91%   N/A       N/A       17.70%
             Growth and
             Income Fund

YNO          PCM New         24.11%   N/A       N/A       27.41%
             Opportunities
             Fund

*Since inception date of the funds, 5/94.

The following Fund Expenses apply:
The investment management fee equals, on an annual basis, the following percent of the average daily net assets of the funds:
      0.5% of the IDS Life Series Fund Money Market Portfolio
      0.95: of the IDS Life Series Fund International Equity
      Portfolio
      0.7% of the IDS Life Series Fund Equity, Income, Managed and Government Securities Portfolios
      0.65% of the AIM V.I. Growth and Income Fund
      0.7% of the PCM New Opportunities Fund
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The funds also pay certain other expenses or nonadvisory expenses such as taxes and brokerage commissions. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund portfolios for these nonadvisory expenses, even though actual expenses on Government Securities and Money Market portfolios ranged up to 0.2%. Other expenses for the period ended Dec. 31, 1995 were 0.14% for PCM New Opportunities Fund. For AIM V.I. Growth and Income Fund other expenses (annualized) were 0.52% for the period ended Dec. 31, 1995. Premium taxes imposed by some state and local governments are not reflected in these figures.

Form No. S-6171-1A (11/96)
*Valid until next prospectus update